UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ARC GROUP WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NNNNNNNNNNNN . + CN12N345N678N90 NN ARC GROUP WORLDWIDE, INC. 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/ARCW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the ARC Group Worldwide, Inc. Annual Meeting of Shareholders to be Held on November 14, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/ARCW Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/ARCW. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. � When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 3, 2016 to facilitate timely delivery. + C O Y 02F03C NNNNNNNNN Shareholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. ARC Group Worldwide, Inc.’s Annual Meeting of Shareholders will be held on November 14, 2016 at the offices of Brean Capital, LLC, 1345 Avenue of the Americas, 29th floor, New York, NY 10105, at 11:00 a.m. (Eastern Standard Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1 and vote FOR Proposal 2, Proposal 3 and Proposal 4. 1. Election of Directors. 01 - Alan G. Quasha 02 - Jason T. Young 03 - Gregory D. Wallis 04 - Eddie W. Neely 05 - Todd A. Grimm 2. To grant advisory approval of the compensation of the Company’s Named Executive Officers. 3. To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2017. 4. To approve the Company’s proposed 2016 ARC Group Worldwide, Inc. Equity Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/ARCW. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials ARC Group Worldwide, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 3, 2016. g g 02F03C Shareholder Meeting Notice

ARC GROUP WORLDWIDE, INC.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m. EST, on November 14, 2016.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/ARCW**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1 and vote FOR Proposal 2, Proposal 3 and Proposal 4.

1. To elect the following five directors:

01 - Alan G. Quasha	02 - Jason T. Young	03 - Gregory D. Wallis
04 - Eddie W. Neely	05 - Todd A. Grimm	

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. To grant advisory approval of the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2017.	☐	☐	☐
4. To approve the Company's proposed 2016 ARC Group Worldwide, Inc. Equity Incentive Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 2889501

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02F01C

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — ARC GROUP WORLDWIDE, INC. For the Annual Meeting of Shareholders on November 14, 2016 Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints Alan G. Quasha and Jason T. Young, and each of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ARC Group Worldwide, Inc. (the “Company”) to be held at 11:00 a.m. (Eastern Standard Time) on November 14, 2016, at the offices of Brean Capital, LLC, 1345 Avenue of the Americas, 29th Floor, New York, NY 10105 or any adjournments thereof, on the matters herein. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON November 14, 2016: Our notice of annual meeting and proxy statement and our annual report are available on the Internet at www.edocumentview.com/ARCW. Unless contrary instructions are given, the shares represented by this proxy will be voted FOR each of the nominees listed under Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4. This proxy is solicited on behalf of the Board of Directors of ARC Group Worldwide, Inc. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. (Continued and to be signed on the reverse side)

ARC GROUP WORLDWIDE, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1 and vote FOR Proposal 2, Proposal 3 and Proposal 4.

1. To elect the following five directors:

01 - Alan G. Quasha
02 - Jason T. Young
03 - Gregory D. Wallis
04 - Eddie W. Neely
05 - Todd A. Grimm

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. To grant advisory approval of the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2017.	☐	☐	☐
4. To approve the Company's proposed 2016 ARC Group Worldwide, Inc. Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 8 8 9 5 0 2

02F02C

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — ARC GROUP WORLDWIDE, INC. For the Annual Meeting of Shareholders on November 14, 2016 Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints Alan G. Quasha and Jason T. Young, and each of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ARC Group Worldwide, Inc. (the “Company”) to be held at 11:00 a.m. (Eastern Standard Time) on November 14, 2016, at the offices of Brean Capital, LLC, 1345 Avenue of the Americas, 29th Floor, New York, NY 10105 or any adjournments thereof, on the matters herein. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON November 14, 2016: Our notice of annual meeting and proxy statement and our annual report are available on the Internet at www.edocumentview.com/ARCW. Unless contrary instructions are given, the shares represented by this proxy will be voted FOR each of the nominees listed under Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4. This proxy is solicited on behalf of the Board of Directors of ARC Group Worldwide, Inc. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. (Continued and to be signed on the reverse side)